UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway

Canton, OH 44708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 754-3427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Waterpark Ground Lease

On February 23, 2024, HOF Village Waterpark, LLC (“HOFV Waterpark” or “Tenant”), an indirect subsidiary of the Hall of Fame Resort & Entertainment Company (the “Company”), a Delaware corporation, entered into a first amendment to lease agreement (“First Amendment to Lease”) with HFAKOH001 LLC (“Landlord”), an affiliate of Blue Owl Real Estate Capital, LLC (“Blue Owl”), to amend the existing water park ground lease to reflect: (a) Landlord’s funding for the benefit of the Tenant in the amount of $2,500,000.00, which is to be funded and used as follows: (i) $1,903.005.11 for the purpose of paying real estate taxes and other assessments; (ii) $388,679.36 for rent due from Tenant to Landlord under the Ground Lease for February; and (iii) $208,315.53 which may be used by any of Tenant for the purpose of construction of new improvements at the water park property, HOF Village Stadium, LLC (“Stadium Mortgagor”) for the purpose of paying taxes and assessments for the stadium property, or HOF Village Newco, LLC (“Guarantor”) for the purpose of paying necessary operating expenses; (b) an increase in the base rent; (c) the Guarantor’s pledge pursuant to a pledge agreement of its twenty percent (20%) beneficial membership interest in Sandlot HOFV Canton SC, LLC (“Sports Complex Entity”), a Delaware limited liability company; and (d) the Company’s issuance of a Series H Common Stock Purchase Warrant (“HOFV Warrant”) to Landlord to purchase 890,313 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which is exercisable (a) prior to Landlord’s return of 90% of such warrants pursuant to the terms of the First Amendment to Lease, when and if there is an event of default under the water park lease, the pledge and security agreement related to the Sports Complex Entity (“Pledge & Security Agreement”), or the guaranty related to the underlying ground lease, or (b) after Landlord’s return of 90% of such warrants pursuant to the terms of the First Amendment to Lease, at any time.

The First Amendment to Lease provides Tenant with the right, upon completion of the water park, to pay Landlord $2,822,580.65 in immediately available funds, upon which (a) Landlord will deliver to Tenant termination of the fields pledge documents, executed by Landlord, (b) Landlord will return to Tenant ninety percent (90%) of the HOFV Warrant, and (c) from and after the date of such payment the ground lease will revert back to the original rent schedule. For the benefit of the Landlord, Sandlot Facilities, LLC (“Sandlot Member”), a Delaware limited liability company that owns 80% of the Sports Complex Entity, entered a consent and agreement (“Consent & Agreement”) with Landlord memorializing its consent to the Pledge & Security Agreement.

The First Amendment to Lease is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Pledge & Security Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference. The HOFV Warrant is attached hereto as Exhibit 10.3 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Second Amendment to Waterpark Ground Lease

On February 29, 2024, Tenant entered into a second amendment to lease agreement (“Second Amendment to Lease”) with Landlord to memorialize: (a) Landlord’s forbearance of base rent due for March and April of 2024, which shall be due on May 1, 2024; (b) Landlord’s funding for the benefit of the Tenant of $1,000,000.00, which may be used (i) by Tenant for the purpose of construction of new improvements at the water park property; (ii) by HOF Village Stadium, LLC for the purpose of paying taxes and assessments due to governmental entities or Stark County Port Authority pursuant to the Project Lease; or (iii) by Guarantor for paying other necessary operating expenses; and (c) execution by HOF Village Newco, LLC (“Guarantor”) of an Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Additional Parcels Mortgage”) for the benefit of HFAKOH001 LLC (“Mortgagee”) whereby Guarantor grants a security interest in certain parcels to Mortgagee, more fully described in Exhibit A of the Additional Parcels Mortgage, and (d) an increase in the base rent. After completion of the water park and provided no event of default exists, Tenant shall have the right to pay Landlord $1,129,032.26 (and this repayment right must be exercised before the Tenant exercises the repayment right set forth in the First Amendment to Lease). Upon such repayment, Landlord shall deliver a release of the Additional Parcels Mortgage and the rent schedule shall revert back to the original rent schedule set forth in the First Amendment to Lease.

The Second Amendment to Lease is attached hereto as Exhibit 10.4 and incorporated herein by reference. The Additional Parcels Mortgage is attached hereto as Exhibit 10.5 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	First Amendment to Lease Agreement, dated February 23, 2024, among HFAKOH001 LLC, as landlord, HOF Village Waterpark, LLC, as tenant, HOF Village Newco, LLC, as guarantor and HOF Village Stadium, LLC, as mortgagor
10.2	Pledge and Security Agreement, dated February 23, 2024, between HOF Village Newco, LLC, as pledgor and HFAKOH001 LLC, as pledgee
10.3	Series H Common Stock Purchase Warrant, dated February 23, 2024, by Hall of Fame Resort & Entertainment Company for the benefit of HFAKOH001 LLC, as holder
10.4	Second Amendment to Lease Agreement, dated February 29, 2024, among HFAKOH001 LLC, as landlord, HOF Village Waterpark, LLC, as tenant, HOF Village Newco, LLC, as guarantor and HOF Village Stadium, LLC, as mortgagor
10.5	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated February 29, 2024, by HOF Village Newco, LLC, as mortgagor, for the benefit of HFAKOH001 LLC, as mortgagee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: February 29, 2024

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